Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of agilon health, inc. (the “Company”) on Form 10-Q for the period ending March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey Schwaneke, Chief Financial Officer and Member of the Office of the Chairman of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 6, 2026	By:	/s/ JEFFREY SCHWANEKE
Jeffrey Schwaneke
Chief Financial Officer and Member of the Office of the Chairman
(Principal Financial Officer and Interim Principal Executive Officer)